EXECUTION COPY


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                                    GUARANTY

                            Dated as of June 24, 1998

                                      among

                          RENAISSANCERE HOLDINGS LTD.,

                                  as Guarantor,

                                       and

                            BANK OF AMERICA NATIONAL

                          TRUST & SAVINGS ASSOCIATION,

                             as Administrative Agent


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


                                    GUARANTY

      THIS GUARANTY (this "Guaranty") is entered into as of June 24, 1998 between RENAISSANCERE HOLDINGS LTD., a Bermuda company ("Guarantor"), in favor of the Lenders and the Administrative Agent (individually a "Guarantied Party" and collectively the "Guarantied Parties"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms pursuant to Article I.

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of June 24, , 1998 (as from time to time, in whole or in part, the same may be amended, modified, supplemented, restated, refinanced, refunded or renewed, the "Credit Agreement"), among Renaissance U.S. Holdings, Inc. (the "Borrower"), Bank of America National Trust & Savings Association, as administrative agent (the "Administrative Agent"), and various financial institutions (together with their respective successors and assigns, collectively the "Lenders" and each individually a "Lender");

      WHEREAS, the Lenders have agreed to make Revolving Loans and Term Loans to the Borrower on the terms and subject to the conditions contained in the Credit Agreement;

      WHEREAS, as a condition precedent to the making of the initial Loans and any subsequent Loans under the Credit Agreement, Guarantor is required to execute and deliver this Guaranty;

      WHEREAS, Guarantor has been duly authorized to execute, deliver and perform this Guaranty; and

      WHEREAS, it is in the best interest of Guarantor to execute this Guaranty inasmuch as Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement;

      NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Borrower pursuant to the Credit Agreement, Guarantor agrees, for the benefit of the Guarantied Parties, as follows:

                                   ARTICLE I.

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings assigned thereto in the Credit Agreement; provided that such definitions shall survive any termination of the Credit Agreement. In addition, when used herein the following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" - see Recitals.


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      "Borrower" - see Recitals.

      "Credit Agreement" - see Recitals.

      "Guarantied Parties" - see Preamble.

      "Guarantor" - see Preamble.

      "Guaranty" - see Preamble.

      "Indemnified Parties" - see Section 5.2.

      "Lender" or "Lenders" - see Recitals.

      "Obligations" - see Section 2.1.

      "Subrogation Rights" - see Section 2.6.

                                   ARTICLE II.

                               GUARANTY PROVISIONS

      SECTION 2.1. Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably:

            (a) guaranties to the Guarantied Parties the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and at all times thereafter, of all obligations of the Borrower to the Guarantied Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due under the Credit Agreement whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay provisions under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss. 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss. 502(b) and ss. 506(b)) (all such obligations hereinafter collectively called the "Obligations"); and

            (b) indemnifies and holds harmless each Guarantied Party for any and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by such Guarantied Party in enforcing any rights under this Guaranty.

This Guaranty constitutes a guaranty of payment when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that any Guarantied Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other obligor (or any other Person) before the performance of, or as a condition to, the obligations of Guarantor hereunder.

      SECTION 2.2. Acceleration of Guaranty. Guarantor agrees that, upon the occurrence of an Event of Default under Section 7.1(e) of the Credit Agreement, if such event shall occur at a


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time when any of the Obligations may not then be due and payable, Guarantor will pay to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, the full amount which would be payable hereunder by Guarantor if all Obligations of the Borrower were then due and payable.

      SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower have been paid in full, all obligations of Guarantor hereunder shall have been paid in full and all Commitments shall have terminated. Guarantor guarantees that the Obligations of the Borrower will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guarantied Party with respect thereto. The liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

            (b) the failure of any Guarantied Party:

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise; or

                  (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of the Borrower or any other obligor;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other obligor, or any other extension, compromise or renewal of any Obligations of the Borrower or any other obligor;

            (d) any reduction, limitation, impairment or termination of the Obligations of the Borrower or any other obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations of the Borrower, any other obligor or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to any departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to any departure from, any other guaranty, held by any Guarantied Party securing any of the Obligations of the Borrower or any other obligor; or


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            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other obligor, any surety or any guarantor other than payment in full of the Obligations.

      SECTION 2.4. Reinstatement, etc. Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Guarantied Party, upon the insolvency, bankruptcy or reorganization of the Borrower, any other obligor or otherwise, all as though such payment had not been made.

      SECTION 2.5. Waiver, etc. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other obligor, and this Guaranty and any requirement that the Administrative Agent or any other Guarantied Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other obligor, as the case may be.

      SECTION 2.6. Waiver of Subrogation; Subordination. Guarantor hereby irrevocably waives with respect to the Borrower, until termination of the Commitment of the Lenders with respect to the Borrower and thereafter until the prior indefeasible payment in full in cash of all Obligations of the Borrower under the Loan Documents, any claim or other rights which it may now or hereafter acquire against the Borrower or any other obligor that arises from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Loan Document or otherwise, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Guarantied Parties against the Borrower or any other obligor or any collateral which any Guarantied Party now has or hereafter acquires, whether or not such claim, remedy or right (all such claims, remedies and rights being collectively called "Subrogation Rights") arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in cash, in full, and the Commitments of the Lenders have not been terminated, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, the Guarantied Parties, and shall forthwith be paid to the Guarantied Parties to be credited and applied upon the obligations of the Borrower, whether matured or unmatured. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

      SECTION 2.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

            (a) be binding upon Guarantor, and its successors, transferees and assigns; and


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            (b) inure to the benefit of and be enforceable by the Administrative
Agent and each other Guarantied Party.

Without limiting the generality of clause (b), each Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lenders under any Loan Document (including this Guaranty) or otherwise. Notwithstanding anything contained in this Section 2.7 to the contrary, this Section 2.7 shall not be deemed to enlarge or create additional rights with respect to any Lender's ability to assign its Commitments and Loans or rights under any Note or any other Loan Document pursuant to Section 10.8 of the Credit Agreement, and this
Section 2.7 is expressly made subject thereto.

      SECTION 2.8. Payments Free and Clear of Taxes, etc. Guarantor hereby agrees that:

            (a) any and all payments made by such Guarantor hereunder shall be made in accordance with Section 3.1 of the Credit Agreement free and clear of, and without deduction for, any and all Taxes.

            (b) Guarantor hereby indemnifies and holds harmless each Guarantied Party for the full amount of any Taxes paid by such Guarantied Party in connection with any payments under this Guaranty and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

            (c) Without prejudice to the survival of any other agreement of Guarantor hereunder, the agreements and obligations of Guarantor contained in this Section 2.8 shall survive the payment in full of the principal of and interest on the Loans.

      SECTION 2.9. Right of Offset. In addition to and not in limitation of all rights of offset that any Guarantied Party may have under applicable law or any other Loan Document, subject to the terms of the Credit Agreement, each Guarantied Party shall upon the occurrence of any Event of Default and whether or not such Guarantied Party has made any demand or Guarantor's obligations are matured, have the right to appropriate and apply to the payment of Guarantor's obligations hereunder all deposits (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing to, such Guarantied Party whether or not related to this Guaranty or any transaction hereunder.

                                  ARTICLE III.

           REPRESENTATIONS AND WARRANTIES; INCORPORATION BY REFERENCE

      To induce the Administrative Agent and each Lender to enter into the Credit Agreement and to make the Loans thereunder, Guarantor represents and warrants to the Administrative Agent and each Lender that:

      SECTION 3.1. Organization, etc. Guarantor and each of its Subsidiaries is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its


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incorporation or formation and each of Guarantor and its Subsidiaries is duly qualified to transact business and in good standing as a foreign corporation, authorized to do business in each jurisdiction where the nature of its business makes such qualification necessary except where the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.2. Authorization. The Guarantor (a) has the power to execute, deliver and perform this Guaranty, and (b) has taken all necessary action to authorize the execution, delivery and performance by it of this Guaranty and the other Loan Documents to which it is a party.

      SECTION 3.3. No Conflict. The execution, delivery and performance by Guarantor of this Guaranty does not and will not (a) contravene or conflict with any provision of any law, statute, rule or regulation, (b) contravene or conflict with, result in any breach of, or constitute a default under, any material agreement or instrument binding on Guarantor or any of its Subsidiaries (including, without limitation, any writ, judgment, injunction or other similar court order), (c) result in the creation or imposition of or the obligation to create or impose any Lien upon any of the property or assets of the Guarantor or any of its Subsidiaries or (d) contravene or conflict with any provision of the memorandum of incorporation or by-laws of Guarantor.

      SECTION 3.4. Incorporation by Reference. Guarantor agrees that the representations and warranties of Guarantor set forth in Section 4 of the Revolving Credit Agreement (other than Sections 4.2, 4.3 and 4.8,) shall be incorporated by reference in this Guaranty in their entirety as if fully set forth herein with the same effect as if applied to this Guaranty. All capitalized terms set forth in such Sections shall have the meanings provided in the Revolving Credit Agreement; provided that for purposes of this Guaranty, to the extent set forth in the Revolving Credit Agreement (a) the term "Borrower" shall be deemed to refer to Guarantor and (b) the terms "Agent", "Lenders", and "Required Lenders" shall be deemed to refer to the Administrative Agent, the Lenders and the Required Lenders as such terms are defined in the Credit Agreement. Such representations and warranties shall not be affected in any manner by the termination of the Revolving Credit Agreement.

                                   ARTICLE IV.

                                    COVENANTS

      SECTION 4.1. Guarantor agrees that, on and after the Closing Date until the termination or expiration of the Commitments and for so long thereafter as any of the Obligations or the obligations of Guarantor hereunder remain unpaid or outstanding (except Obligations which by the terms hereof survive the payment in full of the Loans and termination of this Guaranty), the Guarantor will comply with the covenants set forth in Sections 5 and 6 of the Revolving Credit Agreement and the terms and provisions set forth therein shall be incorporated by reference in this Guaranty in their entirety as if fully set forth herein with the same effect as if applied to this Guaranty. All capitalized terms set forth in Sections 5 and 6 of the Revolving Credit Agreement shall have the meanings provided in the Revolving Credit Agreement; provided that for purposes of this Guaranty, to the extent set forth in the Revolving Credit Agreement (a) the term "Borrower" shall be deemed to refer to Guarantor and (b) the terms "Agent", "Lenders", and "Required Lenders", shall be deemed to refer to the Administrative Agent, the Lenders and the


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Required Lenders as such terms are defined in the Credit Agreement. Such covenants shall not be affected in any manner by any amendment or modification of or the termination of the Revolving Credit Agreement; provided, that any amendment, agreement or waiver to the Revolving Credit Agreement which has been agreed to by the Required Lenders (as defined in the Credit Agreement), as Lenders under the Revolving Credit Agreement, shall be, upon the effectiveness thereof, automatically deemed to be an amendment, modification or supplement of the Revolving Credit Agreement as incorporated herein without further action on the part of the Guarantor or the Guaranteed Parties.

      SECTION 4.2. Certain Indebtedness. Guarantor shall not, and shall not permit any of its Insurance Subsidiaries to amend or modify any provision of the Revolving Credit Agreement if such amendment or modification could have an adverse effect on the Lenders or any material provision of the Loan Documents.

                                   ARTICLE V.

                                  MISCELLANEOUS

      SECTION 5.1. The Guarantor agrees to pay, or cause to be paid, on demand all reasonable expenses of the Administrative Agent (including the non-duplicative fees and reasonable expenses of counsel (including allocated costs and expenses of in-house counsel) and of local counsel, if any, who may be retained by such counsel) in connection with:

            (a) the negotiation, preparation, execution and delivery of the Credit Agreement, this Guaranty and the other Loan Documents, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to the Credit Agreement, this Guaranty or the other Loan Documents as may from time to time hereafter be required, whether or not the transactions contemplated hereby or thereby are consummated; and

            (b) the preparation and/or review of the form of any document or instrument relevant to the Credit Agreement, this Guaranty or any other Loan Document.

The Guarantor further agrees to pay, and to hold the Guarantied Parties harmless from all liability for, any stamp or other Taxes (other than income taxes of the Guarantied Parties) which may be payable in connection with the execution or delivery of the Credit Agreement, any Borrowing thereunder, the issuance of the Notes, this Guaranty or any other Loan Document. The Guarantor also agrees to reimburse the Guarantied Parties upon demand for all reasonable expenses (including attorneys' fees and legal expenses) incurred by the Guarantied Parties in connection with the enforcement of any Obligations or obligations hereunder and the consideration of legal issues relevant hereto and thereto. All obligations of the Guarantor provided for in this Section 6.1 shall survive termination of this Agreement. Notwithstanding the foregoing, no Guarantied Party shall have the right to reimbursement under this Section 6.1 for amounts determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Guarantied Party.


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      SECTION 5.2. The Guarantor agrees to indemnify each Guarantied Party and its directors, officers, employees, persons controlling or controlled by any of them or their respective agents, consultants, attorneys and advisors (the "Indemnified Parties") and hold each Indemnified Party harmless from and against any and all liabilities, losses, claims, damages, costs and expenses of any kind to which any of the Indemnified Parties may become subject, whether directly or indirectly (including, without limitation, the reasonable fees and disbursements of counsel for any Indemnified Party), relating to or arising out of the Credit Agreement, this Guaranty, the other Loan Documents, or any actual or proposed use of the proceeds of the Loans hereunder; provided, that no Indemnified Party shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. All obligations of the Guarantor provided for in this Section 6.2 shall survive termination of the Credit Agreement and this Guaranty.

      SECTION 5.3. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile) and shall be given to in the case of the Guarantor at its address or facsimile number set forth on the signature page hereof and in the case of any Guarantied Party, care of the Administrative Agent at the address or facsimile number set forth on its signature page to the Credit Agreement, provided that all reports and other notices required pursuant to Section 5.1 of the Revolving Credit Agreement shall be provided to the Administrative Agent and to each Lender at its address or facsimile number set forth on its signature page to the Credit Agreement) or such other address or facsimile or telex number as such party may hereafter specify for the purpose by written notice to the Administrative Agent or the Guarantor, as the case may be. Each such notice, request or other communication shall be effective (a) if given by facsimile when such facsimile is transmitted in legible form to the facsimile number specified in this Section, receipt confirmed and (b) if given by overnight delivery, when delivered for overnight (next day) delivery, addressed as specified in this Section.

      SECTION 5.4. This Guaranty, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except Guarantor shall not be permitted to assign this Guaranty nor any interest herein nor in the Collateral, nor any part thereof, nor otherwise pledge, encumber or grant any option with respect to the Collateral, nor any part thereof, except in accordance with the terms of the Credit Agreement.

      SECTION 5.5. The provisions of this Guaranty may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Guarantor and by the Administrative Agent, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The Administrative Agent shall not execute any such amendment, modification or waiver unless it has received the consent of the Required Lenders or all the Lenders, as the case may be, as provided in Section 10.1 of the Credit Agreement.

      SECTION 5.6. The section headings in this Guaranty are inserted for convenience of reference and shall not be considered a part of this Guaranty or used in its interpretation.


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      SECTION 5.7. No action of any Guarantied Party permitted hereunder shall in any way affect or impair the rights of any Guarantied Party and the obligations of Guarantor under this Guaranty. Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

      SECTION 5.8. All obligations of Guarantor and rights of the Guarantied Parties or obligation expressed in this Guaranty shall be in addition to and not in limitation of those provided in applicable law or in any other written instrument or agreement relating to any of the Obligations.

      SECTION 5.9. Governing Law and Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

      SECTION 5.10. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID OR BY ANY OTHER MEANS PERMITTED BY ILLINOIS OR FEDERAL LAW.

      SECTION 5.11. This Guaranty may be executed in any number of counterparts, each of which shall for all purposes be deemed an original, but all such counterparts shall constitute but one and the same agreement. Guarantor hereby acknowledges receipt of a true, correct and complete counterpart of this Guaranty.

      SECTION 5.12. The Administrative Agent acts herein as agent for itself and any and all future holders of the Obligations.

      SECTION 5.13. Waiver of Jury Trial . THE GUARANTOR, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION,


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PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST
ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTOR, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

      SECTION 5.14. Currency Indemnity. If, for the purposes of obtaining judgment in any court in any jurisdiction with respect to any Loan Document, it becomes necessary to convert into the currency of such jurisdiction (the "Judgment Currency") any amount due under any Loan Document in any currency other than the Judgment Currency (the "Currency Due"), then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose, "rate of exchange" means the rate at which the Administrative Agent is able, on the relevant date, to purchase the Currency Due with the Judgment Currency in accordance with its normal practice at its main branch in San Francisco, California. In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given and the date of payment of the amount due, the Guarantor will, on the day of payment, pay such additional amount, if any, or be entitled to receive reimbursement of such amount, if any, as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which when converted at the rate of exchange prevailing on the date of payment is the amount then due under any Loan Document in the Currency Due. If the amount of the Currency Due which the Administrative Agent is so able to purchase is less than the amount of the Currency Due originally due to it, the Guarantor shall indemnify and save the Administrative Agent harmless from and against loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in any Loan Document, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Administrative Agent from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under any Loan Document or under any judgment or order.


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      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                 RENAISSANCERE HOLDINGS LTD.

                                 By: /s/ John M. Lummis
                                     -------------------------------------------
                                 Name: /s/ John M. Lummis
                                       ----------------------------------------
                                 Title: Senior Vice President and CFO
                                        ---------------------------------------

                                 Notice Address:

                                 Renaissance House
                                 8-12 E. Broadway
                                 Hamilton HM19, Bermuda
                                 Attention: John Lummis, Chief Financial Officer
                                 Telephone: 441-295-4513
                                 Facsimile: 441-292-9453